Exhibit 23(a)


                          Independent Auditors' Consent
                          -----------------------------


The Board of Directors
Audiovox Corporation:

          We consent to the use of our reports incorporated herein by reference and to the reference to our firm under the heading "Experts" in the prospectus.

          Our report refers to a change in the method of accounting for income taxes.





                                                       /s/ KPMG Peat Marwick LLP
                                                       KPMG PEAT MARWICK LLP



Jericho, New York
June 30, 1995